SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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QUANTUM FUEL SYSTEMS
TECHNOLOGIES WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Notice of Annual Meeting of Stockholders
To Be Held on November 21, 2002

Quantum Fuel Systems Technologies Worldwide, Inc. will hold its Annual Meeting of Stockholders at 17872 Cartwright Road, Irvine, California, on Thursday, November 21, 2002 at 1:30 p.m. local time.

We are holding this meeting for the following purposes as more fully described in the proxy statement accompanying this notice:

•	To elect one Class I director to our board of directors to serve for a period of three years or until his successor is duly elected and qualified;

•	To approve our 2002 Stock Incentive Plan;

•	To ratify the appointment of Ernst & Young LLP as our independent public accountants for our 2003 fiscal year; and

•	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on October 18, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting for any purpose germane to the Annual Meeting, at the Company’s offices at 17872 Cartwright Road, Irvine, California, 92614 for a period of ten days prior to the Annual Meeting.

A copy of our Annual Report for the fiscal year ended April 30, 2002 is included with this mailing. The vote of each stockholder is important. Whether or not you plan to attend the Annual Meeting, you are requested to date and sign the enclosed proxy card and return it promptly. If you attend the Annual Meeting in person, you may revoke your proxy and vote in person if you wish.

By Order of the Board of Directors,

Cathryn T. Johnston Secretary

Irvine, California
October 24, 2002

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
17872 Cartwright Road,
Irvine, California 92614

PROXY STATEMENT

Annual Meeting of Stockholders
to be held November 21, 2002

INFORMATION REGARDING PROXIES

This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Quantum Fuel Systems Technologies Worldwide, Inc. for use at the Annual Meeting of Stockholders to be held on Thursday, November 21, 2002 at 1:30 p.m., local time, at 17872 Cartwright Road, Irvine, California, and at any adjournment thereof.

These proxy materials are being mailed to stockholders commencing on or about October 24, 2002. Expenses of solicitation of proxies will be paid by us. Solicitation will be by mail. There may be telegraph, telephone or personal solicitations by our directors, officers, and employees which will be made without paying them additional compensation. We will request banks and brokers to solicit proxies from their customers and will reimburse those banks and brokers for reasonable out-of-pocket costs for this solicitation.

If the enclosed proxy is properly executed and returned, it will be voted in accordance with the instructions specified thereon. Any proxy in which no direction is specified will be voted in favor of each matter for which no direction is specified. If other matters come before the Annual Meeting, it will be voted in accordance with the best judgment of the persons named as proxies in the enclosed proxy. Execution of the proxy will not in any way affect a stockholder’s right to attend the Annual Meeting or prevent voting in person. A proxy may be revoked at any time by (i) delivering written notice of revocation to our corporate secretary before it is voted; (ii) filing with us a duly executed proxy bearing a later date prior to the Annual Meeting; or (iii) attending the Annual Meeting and voting in person.

Only stockholders of record at the close of business on October 18, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The holders of shares of a majority of the voting power of the outstanding common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (also referred to as withheld votes), we believe that abstentions should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. With respect to broker nominee votes, the Delaware Supreme Court has held that broker nominee votes may be counted as present or represented for purposes of determining the presence of a quorum. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Broker “non-votes” are included in determining the number of shares voted on for the proposal to ratify the selection of Ernst & Young LLP as our independent auditors and will have the same effect as a vote against such proposal. However, broker non-votes will not be counted for the other proposals submitted to stockholders. Directors are elected by a plurality of the votes of the shares of common stock represented and voted at the Annual Meeting and abstentions and broker non-votes will have no effect on the outcome of the election of directors. The affirmative vote of a majority of the shares of our common stock represented and voted at the Annual Meeting is required for approval of Proposal II.

PROPOSAL I

ELECTION OF DIRECTORS

Our board of directors is currently comprised of five members. In accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws, the terms of office of our board of directors is divided into three classes as nearly equal in size as possible with staggered three-year terms: Class I, whose term will expire at the Annual Meeting, Class II, whose term will expire at the annual meeting of stockholders in our 2004 fiscal year, and Class III, whose term will expire at the annual meeting of stockholders in our 2005 fiscal year. Pursuant to our strategic alliance with General Motors, we have agreed to appoint one individual nominated by General Motors to our board of directors. We also agreed that, during the term of our strategic alliance, we will continue to nominate one individual designated by General Motors to our proposed slate of directors to be presented to our stockholders as necessary for General Motors to retain one seat on our board of directors. During the term of our strategic alliance, General Motors will also be entitled to designate a non-voting “ex-officio” board member. As of the date of this Proxy Statement, General Motors has not presented a director nominee for stockholder vote. Pursuant to our agreement with General Motors, in October 2002 our board of directors approved the appointment of Wallace W. Creek as a board observer, with rights to receive notice of, and to attend, all meetings of the board of directors. The non-voting observer has no authority to exercise the powers of a director in the management of our company and, accordingly, your vote is not being sought with respect to this individual.

At each annual meeting of stockholders, the successors to the directors whose terms will then expire are elected to serve from the time of their election and qualification until the third annual meeting following their election or until their successors have been duly elected and qualified, or until their earlier resignation or removal.

Voting Information

Although our board of directors anticipates that all of the nominees will be available to serve as directors, if any of them do not accept the nomination, or otherwise are unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee or nominees designated by our board of directors.

A stockholder submitting a proxy may vote for all or any of the nominees for election to our board of directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a plurality of votes. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the Annual Meeting, has no effect. In addition, although broker “non-votes” will be counted for purposes of attaining a quorum, they will have no effect on the vote. The persons designated in the enclosed proxy will vote your shares FOR each nominee unless instructions otherwise are indicated in the enclosed proxy.

Information About Directors and Nominees for Election

The names of the nominees and the other directors, the year in which each first became a director of our company, their age, principal occupation and certain other information are as follows:

Nominee for Election to Term Continuing Until Fiscal 2006

Brian A. Runkel, age 40, has served as one of our directors since July 2002. Since 1993, Mr. Runkel has served as President of Runkel Enterprises, an environmental consulting firm. Mr. Runkel also serves as Executive Director of the California Environmental Business Council, a non-profit trade and business association representing the California environmental technology and services industries. He received a B.A. in International Relations from George Washington University, and a J.D. from Harvard Law School.

The Board of Directors recommends a vote “FOR” election of this nominee.

Directors Whose Terms Continue Until Fiscal 2004

Scott Samuelsen, age 59, has served as one of our directors since July 2002. Since 1990, Dr. Samuelsen has been a professor of Mechanical and Aerospace Engineering at University of California, Irvine, where he serves as the Director of the National Fuel Cell Research Center. He also serves as Vice President of Energy Plus Ltd., an engineering consulting firm. Dr. Samuelsen holds B.S., M.S. and Ph.D. degrees in Mechanical Engineering from the University of California, Berkeley.

Thomas J. Tyson, age 69, has served as one of our directors since July 2002. Mr. Tyson currently serves as an external consultant to GE Energy & Environmental Research Corp., a developer of advanced technologies to control nitrogen oxide emissions. Mr. Tyson served as Chief Executive Officer of Energy & Environmental Research Corp. until it was acquired by General Electric in 1999. From July 1999 to December 2001, Mr. Tyson served in various positions with GE Energy & Environmental Research Corp., including Chief Executive Officer and Director of Special Projects. Mr. Tyson received a M.S. in Nuclear Engineering from the University of California, Berkeley and holds a B.S. in Mechanical Engineering and a Ph.D. in Aeronautical Engineering from the California Institute of Technology.

Directors Whose Terms Continue Until Fiscal 2005

Alan P. Niedzwiecki, age 45, has served as our President and as one of our directors since February 2002 and was appointed as our Chief Executive Officer in August 2002. Mr. Niedzwiecki served as our Chief Operating Officer from November 2001 until he was appointed as Chief Executive Officer in August 2002. From October 1999 to November 2001, Mr. Niedzwiecki served as our Executive Director of Business Development. From June 1989 to October 1999, Mr. Niedzwiecki was President and CEO of NGV Corporation, an engineering and marketing/commercialization consulting company. Mr. Niedzwiecki has more than 25 years of experience in the alternative fuels industry in product and technology development and commercialization relating to mobile, stationary power generation and refueling infrastructure solutions. Mr. Niedzwiecki is a graduate of Southern Alberta Institute of Technology, with a degree in Petroleum Engineering.

Dale L. Rasmussen, age 52, has served as a member of our board of directors since October 2000 and was appointed as Chairman of the Board in February 2002. Since April 1984, Mr. Rasmussen has held various positions at IMPCO, including his current position as Senior Vice President and Secretary since June 1989, as well as Vice President of Finance and Administration. Prior to joining IMPCO, Mr. Rasmussen was a commercial banker for 12 years at banks that were acquired by Key Bank and U.S. Bank. He received a B.A. in Business Administration and Economics from Western Washington University and is a graduate of the Pacific Coast Banking School.

Meetings of the Board of Directors and Committees

Our company was a wholly-owned subsidiary of IMPCO Technologies, Inc. until our spin-off from IMPCO on July 23, 2002. During the fiscal year ended April 30, 2002, our company was governed by the board of directors of IMPCO Technologies, Inc., and all actions by our board of directors were conducted by unanimous written consent. Each of the committees of the board of directors described below were formed in July 2002 in connection with our spin-off from IMPCO. Accordingly, no meetings of these committees were held during the fiscal year ended April 30, 2002.

Committees of the Board of Directors

Compensation Committee.    The members of our compensation committee are Messrs. Rasmussen (Chair), Runkel and Samuelsen. The compensation committee reviews and makes recommendations to our board of directors concerning salaries and incentive compensation for our directors, officers and employees. The compensation committee will also administer our 2002 Stock Incentive Plan.

Audit Committee.    The members of our audit committee are Messrs. Runkel, Samuelsen and Tyson (Chair). The audit committee reviews our internal accounting and auditing procedures, reviews our audit and examination results and procedures, consults with our management and our independent accountants prior to the presentation of our financial statements to stockholders, and makes recommendations to the board of directors about selecting independent accountants. Each of the members of our audit committee is “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. A copy of the charter of the audit committee is attached as Appendix A to this Proxy Statement.

Nominating Committee.    The members of our nominating committee are Messrs. Niedzwiecki, Rasmussen (Chair) and Runkel. The nominating committee is responsible for recruiting and recommending candidates for membership on our board of directors. For information about suggesting candidates for consideration as nominees for election to our board of directors, see “Proposals of Stockholders.”

Compensation of Directors

Each director who is not one of our employees is paid an attendance fee of $1,000, plus out-of-pocket expenses, for each board or committee meeting attended. In addition, the chairs of the Audit, Compensation and Nominating Committees are paid an annual fee of $3,000. Directors are eligible to participate in our 2002 Stock Incentive Plan. On July 25, 2002, each of Messrs. Runkel, Samuelsen and Tyson received a grant of options to purchase 20,000 shares of our common stock, and Mr. Rasmussen received a grant of options to purchase 100,000 shares of our common stock, each at an exercise price of $3.65 per share (which was the fair market value of our common stock on the date of grant). The options vest in equal annual increments over a four year period and expire ten years from the date of grant. Option grants to directors are at the discretion of management, and we have no specific plans regarding amounts to be granted to our directors in the future.

Compensation Committee Interlocks and Insider Participation

Our compensation committee consists of Messrs. Rasmussen, Runkel and Samuelsen. None of our executive officers serves as a director or member of the compensation committee or other board committee performing equivalent functions of another entity that has one or more executive officers serving on our compensation committee.

VOTING SECURITIES

The only classes of stock entitled to vote at the Annual Meeting are our common stock and Series A Common Stock. At the close of business on October 18, 2002, there were 14,142,036 shares of our common stock and 3,513,439 shares of Series A Common Stock outstanding and entitled to vote at the Annual Meeting (not including shares issuable upon exercise of options). Holders of common stock and Series A common stock are entitled to one vote per share.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information about the beneficial ownership of each class of our securities as of September 30, 2002. It shows shares beneficially owned by each of the following:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of each class of our outstanding securities;

•	each of our directors;

•	each of the executive officers included in the Summary Compensation Table set forth under the caption “Executive Compensation”; and

•	all current directors and executive officers as a group.

We have determined the beneficial ownership shown on this table in accordance with the rules of the Securities and Exchange Commission. Under those rules, if a person held options or warrants to purchase shares of our common stock that were currently exercisable or exercisable within 60 days of September 30, 2002, those shares are included in that person’s reported holdings and in the calculation of the percentage of our common stock owned. Except as otherwise provided below, the percentage of beneficial ownership is based on 14,142,036 shares of our common stock outstanding as of September 30, 2002. To our knowledge, each person named in the table has sole voting and investment power over the shares listed by that person’s name, except where we have shown otherwise in the footnotes or where community property laws affect ownership rights. Except where we show otherwise, the address of each of the persons in this table is: c/o Quantum Fuel Systems Technologies Worldwide, Inc., 17872 Cartwright Road, Irvine, California 92614.

	Series A Common Stock			Common Stock			Percent of Total Capital Stock (1)
Name of Beneficial Owner	Number of Shares Owned		Percent	Number of Shares Owned		Percent
5% or Greater Stockholders:
General Motors Corporation (2)	3,513,439	(3)	100%	0		*	19.9%
Directors and Executive Officers:
Dale L. Rasmussen	0		*	100,645	(4)	*	*
Brian A. Runkel	0		*	0		*	*
Scott Samuelsen	0		*	0		*	*
Thomas J. Tyson	0		*	0		*	*
Syed F. Hussain	0		*	113,858		*	*
Alan P. Niedzwiecki	0		*	1,635	(5)	*	*
W. Brian Olson	0		*	27,400	(6)	*	*
Raymond W. Corbin	0		*	0		*	*
Thomas K. Wiedmann	0		*	66	(7)	*	*
All current directors and officers as a group	0		*	129,851	(8)	*	*

(1)
The percentage of total capital stock is based on a total of 17,655,475 shares of capital stock outstanding as of September 30, 2002, which assumes the conversion of all outstanding shares of Series A common stock into our common stock on a one-for-one basis.

(2)	The address of General Motors Corporation is 300 Renaissance Center, Detroit, Michigan 48265.
(3)	Shares of our Series A Common Stock will automatically convert into common stock on a one-for-one basis upon the closing of an initial public offering of our capital stock.
(4)	Includes 72,181 shares issuable upon exercise of outstanding options that are exercisable within 60 days after September 30, 2002.
(5)	Includes 1,360 shares issuable upon exercise of outstanding options that are exercisable within 60 days after September 30, 2002.
(6)	Includes 27,400 shares issuable upon exercise of outstanding options that are exercisable within 60 days after September 30, 2002.
(7)	Represents 66 shares issuable upon exercise of outstanding options that are exercisable within 60 days after September 30, 2002.
(8)	Includes an aggregate of 101,007 shares issuable upon exercise of outstanding options that are exercisable within 60 days after September 30, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) reports they file. Because our company was not a publicly traded company at any time during our 2002 fiscal year, there were no filing requirements under Section 16(a) applicable to our officers, directors and greater-than-10% beneficial owners during the fiscal year ended April 30, 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

Prior to our spin-off from IMPCO on July 23, 2002, we were a wholly-owned subsidiary of IMPCO and the compensation of the individuals named below was determined in accordance with policies established by IMPCO. The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to IMPCO and its subsidiaries for the fiscal years indicated for each individual who served as our Chief Executive Officer during the last completed fiscal year and the four other most highly compensated individuals who will serve as our executive officers. These individuals are referred to as the “named executive officers” in this Proxy Statement.

				Long-Term Compensation Awards
	Fiscal	Annual Compensation		Securities Underlying	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Options(2)	Compensation
Alan P. Niedzwiecki (3)	2002	$148,560	$—	40,000	$10,521	(4)
President and Chief Executive Officer	2001	130,764	5,000	7,500	20,155
	2000	67,896	4,100	0	33,729

Syed Hussain (5)	2002	$281,097	—	—	$12,135	(6)
Former Chief Technology Officer	2001	250,962	194,200	40,000	12,135
	2000	203,846	49,000	10,000	12,198

W. Brian Olson (7)	2002	$153,846	80,000	25,000	$14,190	(8)
Chief Financial Officer and Treasurer	2001	142,500	36,000	20,000	13,263
	2000	121,638	41,000	20,000	4,046

Raymond W. Corbin (9)	2002	$195,000	—	—	$14,632	(10)
Executive Director of Alternative	2001	184,725	11,000	5,000	18,526
Fuel Programs

Thomas K. Wiedmann	2002	$175,000	—	—	$16,336	(11)
Vice President of Research and	2001	136,923	7,000	3,035	15,491
Development	2000	111,019	9,000	47	16,218

(1)	Includes amounts deferred by executive officers pursuant to IMPCO’s Employee Savings Plan and Deferred Compensation Plan.
(2)
Consists of options granted under IMPCO’s incentive stock option plans. In connection with our spin-off from IMPCO, each outstanding option to purchase IMPCO common stock was converted into an adjusted IMPCO option and an option to purchase the same number of shares of our common stock.

(3)	Mr. Niedzwiecki joined our company during our 2000 fiscal year and was appointed as our President in February 2002 and as our Chief Executive Officer in August 2002.
(4)	Includes a group term life insurance premium of $135, an automobile allowance of $8,400 and a matching contribution of $1,986 pursuant to the IMPCO Employee Savings Plan.
(5)	Mr. Hussain served as our President and Chief Executive Officer until February 2002 and resigned from Quantum in April 2002.
(6)	Includes a group term life insurance premium of $135 and an automobile allowance of $12,000.
(7)	Mr. Olson joined our company on August 27, 2002 and formerly served as Chief Financial Officer of IMPCO.
(8)	Includes a group term life insurance premium of $81, a matching contribution of $4,417 pursuant to the IMPCO Employee Savings Plan and an automobile allowance of $9,692.
(9)	Mr. Corbin joined our company during our 2001 fiscal year.

(10)	Includes a group term life insurance premium of $207, an automobile allowance of $8,400 and a matching contribution of $6,043 pursuant to the IMPCO Employee Savings Plan.
(11)
Includes a group term life insurance premium of $90, an automobile allowance of $8,400, a matching contribution of $5,425 pursuant to the IMPCO Employee Savings Plan and a matching contribution of $2,421 pursuant to the IMPCO Deferred Compensation Plan.

Option Grants in Last Fiscal Year

The following table provides summary information regarding options to purchase IMPCO common stock granted to each of the named executive officers in fiscal 2002. No options to purchase our common stock were granted to any named executive officers in fiscal 2002. In connection with our spin-off from IMPCO, each outstanding option to purchase IMPCO common stock was converted into an adjusted IMPCO option and an option to purchase the same number of shares of our common stock. For a description of these option adjustments, see “—Treatment of Outstanding IMPCO Options.” No stock appreciation or stock purchase rights were granted in fiscal 2002.

Name	Number of Securities Underlying Options Granted(1)	Individual Grants		Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		Percent of Total Options Granted in Fiscal Year(2)	Exercise Price Per Share(1)
					5%	10%
Alan P. Niedzwiecki	40,000	17.3%	$11.00	12/14/11	$276,714	$701,247
W. Brian Olson	25,000	10.8	11.00	12/14/11	172,946	438,279

(1)
Options were granted at fair market value of IMPCO common stock on the date of grant and vest cumulatively at the rate of 40% on the second anniversary of the date of grant and 20% each year thereafter so that the employee is 100% vested after five years. However, the options will become fully vested upon the optionee’s retirement at or after age 62 following at least five years of continuous service with our company. Options may be exercised only while an optionee is employed by us or IMPCO, or within thirty days following termination of such employment. If termination results from death or disability, options may be exercised within one year of the termination date. In no event may options be exercised more than ten years after date of grant. In the event of a change of control, the board may in its sole discretion give all or certain optionees the right to exercise all or any portion of their unvested options. For a description of the adjustment of outstanding IMPCO options in connection with the distribution, please see “—Treatment of Outstanding IMPCO Options.” In addition, Messrs. Niedzwiecki and Olson have agreements that provide for acceleration of vesting under certain conditions as described in “—Employment Agreements and Change-in-Control Arrangements.”

(2)	Based on an aggregate of 231,000 options granted to IMPCO’s employees, consultants and directors during the 2002 fiscal year.
(3)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning exercises of options to purchase IMPCO common stock during fiscal year 2002 and the value of unexercised options to purchase IMPCO common stock held by the named executive officers at the end of fiscal year 2002.

	Shares Acquired on Exercise(#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Alan P. Niedzwiecki	—	—	0	47,500	$0	$94,958
Syed F. Hussain	72,000	$408,525	0	0	0	0
W. Brian Olson	7,000	65,660	18,600	59,400	76,198	152,002
Raymond W. Corbin	—	—	0	5,000	0	11,900
Thomas K. Wiedmann	13,491	102,011	43	7,098	56	29,207

(1)	Calculated by determining the difference between the fair market value of the common stock underlying the options on the date each option was exercised and the exercise price of the options.
(2)	Calculated by determining the difference between the fair market value of the common stock underlying the options on April 30, 2002 and the exercise price of the options.

Treatment of Outstanding IMPCO Options

On the date of our spin-off from IMPCO, each outstanding option to purchase IMPCO common stock was converted into two options: an option to purchase the same number of shares of IMPCO common stock covered by the original IMPCO option and an option to purchase the same number of shares of our common stock. The exercise prices per share for each converted IMPCO option and Quantum option were adjusted in a manner so that:

•
the aggregate “intrinsic value” (which is the market value of the stock underlying the option, less the exercise price of that option, multiplied by the number of shares then covered by that option) after the distribution of the converted IMPCO option plus the intrinsic value of the new Quantum option is not greater than the intrinsic value of the original IMPCO option immediately prior to the distribution;

•
the ratio of the exercise price of the converted IMPCO option to the market value per share of IMPCO common stock after the distribution is not lower than the ratio of the exercise price of the original IMPCO option to the market value per share of IMPCO common stock immediately prior to the distribution; and

•
the ratio of the exercise price of the new Quantum option to the market value per share of Quantum common stock after the distribution is not lower than the ratio of the exercise price of the original IMPCO option to the market value per share of IMPCO common stock immediately prior to the distribution.

The terms of each converted IMPCO option and each new Quantum option (other than the exercise price and the number of shares) remained substantially the same as the original IMPCO options from which they were converted, except that the converted IMPCO options were amended to allow for vesting based on the continuation of the holder’s employment with either IMPCO or Quantum or their respective subsidiaries, as the case may be, and will give credit for continuous employment with IMPCO or Quantum or their respective subsidiaries prior to the distribution date. All of the Quantum options we issued in connection with the distribution were non-qualified stock options. The vesting of each new Quantum option is subject to the same vesting schedule as the original IMPCO option and continuation of the holder’s employment with either IMPCO or Quantum or their respective subsidiaries, as the case may be, with credit given for continuous employment with IMPCO or Quantum or their respective subsidiaries, prior to the distribution date. The Quantum options we granted with respect to each original IMPCO option were issued under our 2002 Stock Incentive Plan.

Equity Compensation Plan Information

As of April 30, 2002, we had no options, warrants or other rights to purchase our securities under any compensation plans.

Employment Agreements and Change-in-Control Arrangements

On August 1, 2002, we entered into an employment agreement with Alan Niedzwiecki as our President and Chief Executive Officer. The employment agreement is for a term of three consecutive 12 month periods and provides for an annual base salary of $200,000, subject to annual increases. Mr. Niedzwiecki may also be granted an annual bonus at the discretion of our board of directors. If we terminate Mr. Niedzwiecki's employment for any reason, (i) we will be obligated to pay a lump sum payment of the full amount of Mr. Niedzwiecki's base salary and bonus remaining in the term of the agreement, (ii) the benefits specified in the agreement will continue for the remaining months of the fiscal year following the termination, and (iii) all stock options held by Mr. Niedzwiecki will automatically vest.

On September 1, 2002, we entered into an employment agreement with Brian Olson as our Chief Financial Officer. The employment agreement is for a term of three consecutive 12 month periods and provides for an annual base salary of $190,000, subject to annual increases. Mr. Olson may also be granted an annual bonus at the discretion of the board of directors. If we terminate Mr. Olson’s employment for any reason, (i) we will be obligated to pay a lump sum payment of the full amount of Mr. Olson’s base salary and bonus remaining in the term of the agreement, (ii) the benefits specified in the agreement will continue for a six month period following the termination, and (iii) all stock options held by Mr. Olson will automatically vest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to the distribution, each of our current executive officers served as an officer or employee of IMPCO and/or its other subsidiaries. In acting on our behalf, these officers considered not only the short-term and long-term impact of operating decisions on our business, but also the impact of such decisions on the business of IMPCO. One of our directors, Dale Rasmussen, remains employed by IMPCO and will continue to serve as IMPCO’s Senior Vice President and Secretary.

During the 2002 fiscal year, we had revenue of $29,316 for products sold to IMPCO, and we purchased $156,041 in products from IMPCO.

Agreements with IMPCO

In connection with the contribution of assets by IMPCO to us, IMPCO also contributed $15 million in cash and assumed $8.6 million of our outstanding debt. In connection with the distribution, we entered into a Contribution and Distribution Agreement and several ancillary agreements with IMPCO that define our ongoing relationship after the distribution and to allocate tax, employee benefits and certain other liabilities and obligations arising from periods prior to the distribution date. We entered into these agreements with IMPCO while we were still a wholly-owned subsidiary of IMPCO and, while we believe the terms of these agreements reflect arms’ length transactions, these agreements may not be the same as would have been obtained through negotiations with an unaffiliated third party. Each of these agreements has been filed as exhibits to our Annual Report on Form 10-K for the 2002 fiscal year. The following description is only a summary and is qualified by reference to the filed exhibits.

Contribution and Distribution Agreement

We entered into a Contribution and Distribution Agreement with IMPCO which provides for, among other things, certain corporate transactions required to effect the distribution and other arrangements among us and IMPCO subsequent to the distribution. The agreement provided that IMPCO would transfer to us the assets constituting IMPCO’s automotive OEM business. The agreement provides for, among other things, assumptions of liabilities and cross-indemnities designed to place financial responsibility on each of us and IMPCO for the liabilities of its respective business.

Under the agreement, if we or IMPCO act or fail to act in a manner which causes the distribution to fail to qualify under Section 355 of the Internal Revenue Code or Section 355(e) of the Internal Revenue Code to apply to the distribution, we or IMPCO will indemnify the other for any tax liability arising from such failure or application.

The agreement also provides for a full release and discharge of all liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed on or before the date of the agreement, between or among us or any of our subsidiaries or affiliates, on the one hand, and IMPCO or any of its subsidiaries or affiliates other than our company, on the other hand, except as expressly set forth in the agreement. The agreement also provides that, except as otherwise set forth therein or in any related agreement, all costs or expenses incurred in connection with the distribution and not paid prior to the distribution will be charged to and paid by us. Each party will pay its own expenses after the distribution.

Employee Benefit Matters Agreement

We entered into an Employee Benefit Matters Agreement with IMPCO pursuant to which we agreed to create independent retirement and other employee benefit plans that are substantially similar to IMPCO’s existing retirement and other employee benefit plans. Under the agreement and effective immediately after the distribution, IMPCO transferred the assets and liabilities of its existing 401(k) retirement and other benefit plans related to our employees to the comparable Quantum benefit plans. Generally, following the distribution, IMPCO ceased to have any continuing liability or obligation to our current employees and their beneficiaries under any of IMPCO’s benefit plans, programs or practices.

Pursuant to the Employee Benefit Matters Agreement, all IMPCO stock options that were outstanding on the record date and that had not been exercised prior to the distribution date were converted into two stock options: (1) an option to purchase the number of previously-unexercised IMPCO stock options as of the record date, and (2) an option to purchase a number of shares of our common stock equal to the number of previously-unexercised IMPCO stock options times a fraction, the numerator of which is the total number of shares of our common stock distributed to IMPCO stockholders in the distribution and the denominator of which is the total number of IMPCO shares outstanding on the record date for the distribution.

Tax Allocation and Indemnification Agreement

We and IMPCO entered into a Tax Allocation and Indemnification Agreement, which allocates tax liabilities between us and IMPCO and addresses certain other tax matters such as responsibility for filing tax returns and the conduct of audits and other tax proceedings for taxable periods before and after the distribution date. IMPCO will be responsible for and will indemnify us against all tax liabilities relating to the assets and entities that will constitute IMPCO and its subsidiaries, and we will be responsible for and will indemnify IMPCO against all tax liabilities relating to the assets and entities that will constitute our business. In addition, we generally will indemnify IMPCO for all tax liabilities arising if the contribution is not tax-free, other than tax liabilities arising in connection with our assumption of certain IMPCO liabilities.

Transition Services Agreement

We entered into a Transition Services Agreement with IMPCO pursuant to which IMPCO will continue to provide us with various administrative services. These services consist of administrative services including employee benefits administration, affirmative action and immigration administration, and payroll processing. This agreement will terminate after a period of six months, but may be terminated earlier by either party as to specific services on certain conditions. We will pay fees to IMPCO for services provided in amounts based on IMPCO’s loaded costs incurred in providing such services.

Strategic Alliance Agreement

We entered into a Strategic Alliance Agreement with IMPCO pursuant to which we will work with IMPCO in identifying and conducting research and development programs of mutual interest. As part of such research and development activities, we may develop, solely or jointly with IMPCO, technology that is owned solely by us or jointly with IMPCO. The other purpose of this relationship is to provide IMPCO access to our advanced technologies, including the CNG storage tanks, fuel injectors, in-tank regulators and other products, for use in automotive, bus and truck and industrial aftermarket applications and in the bus and truck and industrial OEM markets.

Agreements with General Motors

We have entered into a strategic alliance with General Motors regarding the development of fuel cell systems. Under the terms of the strategic alliance, General Motors acquired shares of our Series A Common Stock representing 19.9% of our issued and outstanding capital stock following the distribution. We entered into the agreements described below with General Motors in connection with the alliance. These agreements have been filed as exhibits to our Annual Report on Form 10-K for the 2002 fiscal year. The following description is only a summary and is qualified by reference to the filed exhibits.

Corporate Alliance Agreement

The Corporate Alliance Agreement between us and General Motors serves to formalize our agreement to work together to advance and commercialize, on a global basis, fuel cell systems and the market for fuel cells to be used in transportation, mobile, stationary and portable applications. The Corporate Alliance Agreement became effective upon the distribution and has a term of ten years. The agreement provides that:

•	General Motors is obligated to actively support, endorse and recommend us to its customer base;

•	General Motors will assist and provide guidance with respect to our directed research and development of fuel cell applications;

•
we will appoint one individual nominated by General Motors to our board of directors prior to or promptly after the distribution, and thereafter during the term of the agreement we will continue to nominate one individual designated by General Motors to our proposed slate of directors to be presented to our stockholders as necessary for General Motors to retain one seat on our board of directors;

•	General Motors will be entitled to appoint an "ex-officio" board member with non-voting capacity during the term of the agreement;

•	we will provide minimum amounts of annual funding to projects approved under the alliance; and

•	beginning three years after the effective date of the agreement, we will pay General Motors a percentage of gross revenues derived from sales of applications developed under the strategic alliance.

We retain the ownership of our existing technology and we and General Motors will jointly own technology that is jointly created under the alliance. We are free to use jointly created technologies in certain aspects of our business but will be required to share revenues with General Motors on fuel cell system-related products that are sold to General Motors or third parties. Under the agreement, General Motors has a right of first refusal in the event that we propose to sell, or otherwise transfer our fuel cell related intellectual property contemplated under the Corporate Alliance Agreement. In the event that we decide to discontinue operations or are deemed insolvent, General Motors has the right to purchase the intellectual property contemplated under the Corporate Alliance Agreement at a price to be determined by an independent appraisal firm approved by both us and General Motors.

Stock Transfer Agreement

We entered into a Stock Transfer Agreement pursuant to which we agreed to issue to General Motors shares of our Series A Common Stock representing 19.9% of our total issued and outstanding capital stock after the distribution. We issued the Series A Common Stock immediately following the distribution. The Series A Common Stock will automatically convert into common stock upon the closing of an initial public offering of our stock. We also agreed that, subject to limited exceptions, we would not issue any stock in a private placement transaction without the prior written consent of General Motors.

Registration Rights Agreement

We entered into a Registration Rights Agreement with General Motors pursuant to which General Motors may demand that we file a registration statement under the Securities Act of 1933, as amended, covering some or all of General Motors’ common stock into which the Series A Common Stock is convertible. General Motors may make this demand any time after the earlier of three years following the distribution or six months after the effective date of our first registration statement for a public offering of our securities to the general public. We are not required to effect more than two demand registrations nor are we required to effect a registration if the requested registration would have an aggregate offering price to the public of less than $20 million. In an underwritten offering, the managing underwriter of any such offering has the right to limit the number of registrable securities to be included in the registration statement.

General Motors will also have “piggyback” registration rights. If we propose to register any of our equity securities under the Securities Act of 1933, as amended, other than pursuant to the demand registration rights described above or certain excluded registrations, General Motors may require us to include all or a portion of its registrable securities in the registration and in any related underwriting. Further, if we are eligible to effect a registration on Form S-3, General Motors may demand that we file a registration statement on Form S-3 covering all or a portion of its registrable securities, provided that the registration has an aggregate offering price of $10 million. We will not be required to effect more than two such registrations in any 12 month period. In general, we will bear all fees, costs and expenses of such registrations, other than underwriting discounts and commissions. We also agreed to take such reasonable actions as are necessary to make Rule 144 available to General Motors for the resale of its registrable securities without registration under the Securities Act of 1933, as amended.

Master Technical Development Agreement

Under the terms of the Master Technical Agreement with General Motors, we have agreed to work with General Motors to facilitate the integration, interface, and optimization of General Motors’ fuel cell systems with our gaseous fuel storage and handling modules. To that end, the agreement provides for the establishment of joint Quantum/General Motors technical teams to implement statements of work with respect to the development of fuel cell applications. In addition, the agreement provides that both we and General Motors will license our fuel cell related technologies to each other for the purpose of developing, manufacturing and selling the fuel cell applications developed under our strategic alliance.

REPORT OF THE AUDIT COMMITTEE

We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended April 30, 2002.

We have discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

As members of the Board of Directors, each member of the Audit Committee reviewed the financial statements referred to above prior to their inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2002. However, the Audit Committee was appointed on July 23, 2002 in connection with the completion of the Company’s spin-off, and held its first formal meeting on August 29, 2002. As a result of this timing, the Audit Committee did not provide a formal recommendation to the Company’s board of directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2002.

We have also considered whether the provision of services by Ernst & Young LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of Ernst & Young LLP.

The Audit Committee

Thomas J. Tyson, Chairman
Brian A. Runkel
Scott Samuelsen

PROPOSAL II

APPROVAL OF THE
QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
2002 STOCK INCENTIVE PLAN

The board of directors adopted our 2002 Stock Incentive Plan in July 2002. The 2002 Stock Incentive Plan was approved by IMPCO as our sole stockholder prior to our spin-off from IMPCO. At the Annual Meeting, stockholders will be asked to approve the 2002 Stock Incentive Plan to ensure that (1) we will be allowed to deduct for federal income tax purposes all compensation pursuant to stock option awards and certain performance-based compensation earned under the 2002 Stock Incentive Plan by the named executive officers, and (2) certain stock option awards under the 2002 Stock Incentive Plan will qualify for the favorable income tax treatment applicable to incentive stock options. See “Federal Income Tax Consequences” below.

Our stockholders are asked to adopt our 2002 Stock Incentive Plan and a limit on the maximum number of shares with respect to which stock options may be granted to any individual in any fiscal year under the 2002 Stock Incentive Plan as described below. The 2002 Stock Incentive Plan provides for the issuance of stock options and direct stock issuances initially covering up to 3,500,000 shares of our common stock. The maximum number of shares with respect to which options may be granted to any participant in any fiscal year of Quantum shall be 600,000 shares. In connection with a participant’s initial commencement of services with Quantum, a participant may be granted stock options for up to an additional 400,000 shares, which shall not count against the limit set forth in the previous sentence. The limit on the maximum number of shares with respect to which stock options may be granted to any individual in any fiscal year is established to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

The board of directors has concluded that the proposed adoption of the 2002 Stock Incentive Plan is in our best interests and the interests of our stockholders. The adoption of the 2002 Stock Incentive Plan will enable us to grant options and other awards as needed to retain talented employees and to attract talented new employees. The board of directors believes that our long-term success is dependent upon our ability to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to Quantum. The 2002 Stock Incentive Plan is intended to enhance our ability to provide individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers. The stock options and other awards granted under the 2002 Stock Incentive Plan are intended to increase stockholder value by further aligning the interests of these individuals with the interests of our stockholders.

Summary of the 2002 Stock Incentive Plan

The following description of the material features of the plan is a summary and is qualified in its entirety by reference to the 2002 Stock Incentive Plan, the full text of which is attached as Appendix B to this Proxy Statement. The 2002 Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Purpose.    The purpose of the 2002 Stock Incentive Plan is to provide our employees and others who perform substantial services to Quantum an incentive, through ownership of our common stock, to continue in service to Quantum, to help Quantum compete effectively with other enterprises for the services of qualified individuals and to issue stock options in connection with the spin-off from IMPCO.

Shares Subject to the Plan.    The plan provides for an aggregate of 3,500,000 shares of our common stock to be initially reserved for issuance under the plan and available for grant thereunder, subject to adjustment in the event of a stock split, stock dividend, or other similar change in our common stock or our capital structure. The number of shares reserved for issuance under our 2002 Stock Incentive Plan will increase annually beginning on the first day of our 2004 fiscal year by an amount equal to 3% of the number of shares of common stock outstanding as of such date or a lesser number of shares of common stock determined by the Plan Administrator.

Of the annual increase in shares specified above, the lesser of 1,000,000 shares, 3% of the number of shares of common stock outstanding on the first day of the fiscal year or a lesser number of shares of common stock determined by the Plan Administrator shall be available for the grant of incentive stock options. The maximum number of shares with respect to which options may be granted to any participant in any fiscal year of Quantum shall be 600,000 shares. In connection with a participant’s initial commencement of services with Quantum, a participant may be granted stock options for up to an additional 400,000 shares, which shall not count against the limit set forth in the previous sentence. The purpose of the individual share limitation is to ensure that any options granted under the 2002 Stock Incentive Plan will qualify as “performance-based compensation” under Section 162(m) of the Code and therefore be exempt from the compensation deduction limit under Section 162(m) of the Code.

We will at all times reserve and keep available such number of shares of common stock as shall be sufficient to satisfy the requirements of the 2002 Stock Incentive Plan. The last sale price of our common stock on the Nasdaq National Market on October 14, 2002 was $1.50.

Administration.    The 2002 Stock Incentive Plan is administered by our board of directors or a committee appointed by the board of directors, which we refer to as the Plan Administrator. The committee, if so appointed, shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The 2002 Stock Incentive Plan authorizes the Plan Administrator to select the employees, directors and consultants of the Company to whom incentive stock options, non-qualified stock options and other awards, which we refer to collectively as Awards, may be granted and to determine the terms and conditions of any Award. With respect to Awards subject to Section 162(m) of the Code, the committee will be comprised solely of two or more “outside directors” as defined under Section 162(m) of the Code and applicable tax regulations. For grants of Awards to individuals not subject to Rule 16b-3 and Section 162(m) of the Code, the board of directors may authorize one or more officers to grant such Awards.

Subject to applicable laws, the Plan Administrator has the authority, in its discretion, to select employees, directors and consultants to whom Awards may be granted from time to time, to determine whether and to what extent Awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each Award, to approve Award Agreements for use under the 2002 Stock Incentive Plan, to determine the terms and conditions of any Award, to amend the terms of any outstanding Award granted, to construe and interpret the terms of the 2002 Stock Incentive Plan and Awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to take such other action not inconsistent with the terms of the 2002 Stock Incentive Plan as the Plan Administrator deems appropriate.

Eligibility.    The 2002 Stock Incentive Plan permits the grant of incentive stock options within the meaning of Section 422 of the Code only to employees of Quantum and its Parent and Subsidiaries. Awards other than incentive stock options may be granted to employees, including officers and directors, and to non-employee directors and consultants.

Terms and Conditions of Awards.    The Plan Administrator is authorized to award any type of arrangement to an employee, director or consultant that is consistent with the provisions of the 2002 Stock Incentive Plan and that by its terms involves or might involve the issuance of (1) shares of common stock or (2) an option. Subject to the terms of the 2002 Stock Incentive Plan, the Plan Administrator shall determine the provisions, terms and conditions of each Award, including, but not limited to, the Award vesting schedule, repurchase provisions, forfeiture provisions, forms of payment and the like.

Each Award shall be designated in an Award Agreement. In the case of an option, the option shall be designated as either an incentive stock option or a non-qualified stock option. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as non-qualified stock options. The term of an incentive stock option may not be for more than ten years from date of grant (or five years in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of Quantum or any parent or subsidiary corporation of Quantum).

Section 162(m) of the Code.    The maximum number of shares with respect to which options may be granted to any participant in any fiscal year of Quantum is 600,000 shares. In connection with his or her commencement of continuous service, a participant may be granted options for up to an additional 400,000 shares which will not count against the limit set forth in the previous sentence. The foregoing limitation shall be adjusted proportionately by the Plan Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of Quantum for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option is canceled, the canceled Award shall continue to count against the maximum number of shares of common stock with respect to which an Award may be granted to a participant.

Grants by Plan Administrator.    The 2002 Stock Incentive Plan authorizes the Plan Administrator to grant incentive stock options at an exercise price of not less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of Quantum or any parent or subsidiary corporation of Quantum) of the fair market value of our common stock on the date the option is granted. Unless otherwise determined by the Plan Administrator, the per share exercise price of non-qualified stock options shall not be less than 85% of the fair market value on the date the option is granted. The exercise price of Awards intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code shall not be less than 100% of the fair market value on the date the option is granted. Subject to applicable laws, the consideration to be paid for the shares of our common stock to be issued upon exercise or purchase of an Award, including method of payment, shall be determined by the Plan Administrator. In addition to any other types of consideration, the Plan Administrator may, for example, accept as consideration (1) cash, (2) check, (3) a promissory note with such recourse, interest, security and redemption provisions as the Plan Administrator determines to be appropriate, (4) shares of common stock, or (5) the delivery of a properly executed exercise notice together with such other documentation as we and the broker, if applicable, shall require to effect an exercise and delivery to us of the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment.

Termination of Employment.    An Award may not be exercised after the termination date of such Award as set forth in the Award Agreement. In the event a participant in plan terminates employment, an Award may be exercised only to the extent provided in the Award Agreement. Where an Award Agreement permits a participant to exercise an Award following termination of employment, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever comes first. Any Award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

Transferability of Awards.    During their lifetime, participants who hold incentive stock options cannot transfer these options other than by will or by the laws of descent or distribution. The options may be exercised during the lifetime of the participant only by the participant; provided, however, that the participant may designate a beneficiary of his or her incentive stock option in the event of his or her death. Other Awards shall be transferred by will and by the laws of descent and distribution, and during the participant’s lifetime, by gift or through a domestic relations order to members of a participant’s immediate family to the extent and in the manner determined by the Plan Administrator.

Adjustments Upon Changes in Capitalization.    Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding Awards, the number of shares of common stock that have been authorized for issuance under the 2002 Stock Incentive Plan, the exercise or purchase price of each outstanding Award, the maximum number of shares of common stock that may be granted to any participant in a fiscal year, and the like, may be proportionally adjusted by the Plan Administrator in the event of (1) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (2) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us, or (3) as the Plan Administrator may determine in its discretion, any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or any similar transaction; provided, however, that conversion of any convertible securities of Quantum shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Plan Administrator.

Corporate Transaction.    In the event of any of the following, options under our 2002 Stock Incentive Plan will terminate and be cancelled, unless the successor corporation assumes or substitutes the options:

•	a dissolution, liquidation or sale of all or substantially all of our assets;

•	a merger or consolidation in which we are not the surviving entity;

•
a reverse merger in which we are the surviving entity but in which stock possessing more than 50% of the total combined voting power of our stock is transferred to a person or persons different from those who held our stock immediately prior to such merger; or

•	an acquisition of 50% or more of our stock by any individual or entity, including by tender offer or a reverse merger.

The board has the authority to provide for the full or partial automatic vesting and exercisability of some or all of the outstanding awards under the 2002 Stock Incentive Plan upon the occurrence of any of the above events.

Amendment, Suspension or Termination of the 2002 Stock Incentive Plan.    The board of directors may at any time amend, suspend or terminate the 2002 Stock Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, we will obtain stockholder approval of any amendment to the 2002 Stock Incentive Plan in such a manner and to such a degree as required. The 2002 Stock Incentive Plan will terminate in July 2012 unless previously terminated by the board of directors. Any amendment, suspension or termination of the 2002 Stock Incentive Plan shall not adversely affect Awards already granted unless consented to by the participant and Quantum.

Certain Federal Tax Consequences

The grant of a non-qualified stock option under the 2002 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

The grant of an incentive stock option under the 2002 Stock Incentive Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. The Internal Revenue Service recently issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security and Medicare (not including income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of incentive stock options that occurs two years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (1) the difference between the amount realized on the disposition and the exercise price or (2) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. Quantum, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option (the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Code Section 83(b), which we refer to as the Section 83(b) Election, to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent dispositions will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

The foregoing summary of the federal income tax consequences of 2002 Stock Incentive Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

New Plan Benefits

As of September 30, 2002, options to purchase an aggregate of 2,484,968 shares of common stock were outstanding under our 2002 Stock Incentive Plan. Of these, options to purchase an aggregate of 1,313,468 shares of common stock were granted to holders of outstanding IMPCO options in connection with our spin-off from IMPCO on July 23, 2002. The Plan Administrator will make future awards at its discretion, and we cannot determine the number of options and other awards that may be awarded in the future to eligible participants. The table below shows, for the indicated persons and groups, the number of shares underlying options awarded under the 2002 Stock Incentive Plan from the adoption of the plan through September 30, 2002.

Name and Position	Number of Shares Covered by Option Grants (1)
Alan P. Niedzwiecki President and Chief Executive Officer	207,500
Syed Hussain Former Chief Technology Officer	0
W. Brian Olson Chief Financial Officer and Treasurer	178,000
Raymond W. Corbin Executive Director of Alternative Fuel Programs	45,000
Thomas K. Wiedman Vice President of Research and Development	43,141
All current executive officers as a group (5 persons)	486,641
All current directors who are not executive officers, as a group (4 persons)	267,892
Brian Runkel (director nominee)	20,000
All employees as a group (excluding executive officers) (2)	769,040
Recipients of more than 5% of total options granted:
Robert M. Stemmler	437,750
Dale L. Rasmussen	207,892

(1)
Except as otherwise indicated, the number of shares underlying options granted under the 2002 Stock Incentive Plan includes options granted to holders of outstanding options to purchase IMPCO common stock in connection with our spin-off from IMPCO. Options to purchase an aggregate of 1,313,468 shares of common stock were granted to holders of outstanding IMPCO options in connection with our spin-off from IMPCO on July 23, 2002.

(2)	Excludes options granted to holders of IMPCO options who are not employed by Quantum.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Annual Meeting is required to approve the adoption of the 2002 Stock Incentive Plan. If such approval is obtained, we will be allowed to deduct for federal income tax purposes all compensation pursuant to stock option awards and certain performance-based compensation earned under the 2002 Stock Incentive Plan by the named executive officers, and certain stock option awards under the 2002 Stock Incentive Plan may qualify for the favorable income tax treatment applicable to incentive stock options.

The Board of Directors has approved the adoption of the 2002 Stock Incentive Plans and recommends a vote “FOR” adoption of such proposal.

PROPOSAL III

RATIFICATION OF APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The board of directors has approved Ernst & Young LLP as our independent public accountants for Quantum for the fiscal year ending April 30, 2003. Although not required to be voted upon by the stockholders, our board of directors deems it appropriate for the approval to be submitted for ratification by the stockholders. The persons named in the accompanying proxy will vote the common stock represented by the proxy for ratification of the approval of Ernst & Young LLP, unless a contrary choice has been specified in the proxy. If the stockholders do not ratify the approval of Ernst & Young LLP by a majority vote, the approval of independent public accountants will be considered by our board of directors, although the board of directors would not be required to approve different independent public accountants for Quantum. The board of directors retains the power to approve another firm as independent public accountants for Quantum to replace a firm whose approval was ratified by the stockholders in the event the board of directors determines that the best interest of Quantum warrants a change of its independent public accountants. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

The Audit Committee considered whether Ernst & Young LLP’s provision of any professional services other than its audit of our annual financial statements and reviews of quarterly financial statements is compatible with maintaining such auditor’s independence.

We incurred the following fees to Ernst & Young LLP during the 2002 fiscal year:

Audit Fees

The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended April 30, 2002, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $85,000.

Other Audit-Related Fees

The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our financial statements during the fiscal year ended April 30, 2002, related to our Form 10 registration statement and our spin-off from IMPCO were $230,500.

All Other Fees

The aggregate fees billed by Ernst & Young LLP for services rendered to Quantum, other than the services described above, for the fiscal year ended April 30, 2002, were $0.

The Board of Directors has approved the appointment of Ernst & Young LLP as independent public accountants for the Company for Fiscal Year 2003 and recommends a vote “FOR” ratification of such appointment.

PROPOSALS OF STOCKHOLDERS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of Quantum consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Proposals of stockholders intended to be presented at our next annual meeting of stockholders must be received by our corporate secretary at the address shown at the top of page one of this Proxy Statement, no later than June 23, 2003, for inclusion in our proxy statement and form of proxy for that meeting. In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our Proxy Statement) to be considered “timely” within the meaning of Rule 14a-4 under the Securities Exchange Act of 1934, as amended, and pursuant to our Amended and Restated Bylaws, stockholders must submit such proposals in writing to our corporate secretary at the address shown at the top of page one not later than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which notice of the annual meeting date was mailed or publicly disclosed. A stockholder’s notice to our corporate secretary must set forth for each matter proposed to be brought before the annual meeting (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposed to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner and (ii) the class and number of shares of Quantum which are owned beneficially and of record by such stockholder and such beneficial owner.

OTHER INFORMATION

Our Annual Report for the fiscal year ended April 30, 2002 is enclosed with this Proxy Statement. Copies of our Annual Report on Form 10-K for the year ended April 30, 2002 as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written request to Cathryn T. Johnston, Secretary, Quantum Fuel Systems Technologies Worldwide, Inc., 17872 Cartwright Road, Irvine, CA 92614; cjohnston@qtww.com; telephone number (949) 399-4548.

OTHER BUSINESS

As of the date of this Proxy Statement, management knows of no other business which will be presented for action at the Annual Meeting. If any other business requiring a vote of the stockholders should come before the Annual Meeting, the persons named in the enclosed form of proxy will vote or refrain from voting in accordance with their best judgment.

By Order of the Board of Directors,

Cathryn T. Johnston
Secretary

Irvine, California
October 24, 2001

Appendix A

AUDIT COMMITTEE CHARTER

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

AUDIT COMMITTEE CHARTER
Adopted July 17, 2002

I.    GENERAL FUNCTIONS, AUTHORITY, AND ROLE

The audit committee is a committee of the board of directors. Its primary function shall be to assist the board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the systems of internal controls that management and the board of directors have established, and the company’s audit process.

The audit committee shall have the power to conduct or authorize investigations into any matters within the audit committee’s scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the audit committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the company, its outside legal counsel or outside auditor to attend a meeting of the audit committee or to meet with any members of, or consultants to, the audit committee.

The company’s outside auditor shall ultimately be accountable to the board of directors and to the audit committee, as representatives of the stockholders, and the board of directors and the audit committee shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for stockholder approval. In the course of fulfilling its specific responsibilities hereunder, the audit committee shall strive to maintain an open avenue of communication between the company’s outside auditor and the board of directors.

The responsibilities of a member of the audit committee shall be in addition to such member’s duties as a member of the board of directors.

While the audit committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the audit committee to plan or conduct audits or to determine whether the company’s financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor shall it be the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations or the company’s own policies or code of conduct.

II.    MEMBERSHIP

The membership of the audit committee shall consist of at least three members of the board of directors who shall serve at the pleasure of the board of directors. The membership of the audit committee shall meet the independence and financial literacy and experience requirements of The Nasdaq Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the company.

Audit committee members and the committee chair shall be designated by the full board of directors upon the recommendation of the nominating committee.

III.    RESPONSIBILITIES

The responsibilities of the audit committee shall be as follows:

A.    GENERAL

1.  Meet at least twice per year, or more frequently as circumstances or the obligations of the audit committee require.

2.  Report audit committee actions to the board of directors with such recommendations as the committee may deem appropriate.

3.  Annually review and reassess the adequacy of this charter and submit it to the board of directors for approval.

4.  Perform such functions as may be assigned by law, the company’s certificate of incorporation or bylaws, or the board of directors.

B.    OUTSIDE AUDITOR

1.  As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

2.  Recommend to the board of directors the outside auditor to be nominated, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

3.  Take reasonable steps to confirm the independence of the outside auditor, which shall include (a) ensuring receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the company, consistent with Independence Standards Board Standard No. 1, (b) discussing with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and (c) as necessary, taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

4.  In performing Item 3 above, the audit committee shall consider whether the outside auditor’s provision of financial systems design and implementation services and any other non-audit services is compatible with the independence of the outside auditor, in light of factors including the following:

(a)  Whether the service is being performed principally for the audit committee.

(b)  The effects of the service, if any, on audit effectiveness or on the quality and timeliness of the company’s financial reporting process.

(c)  Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support.

(d)  Whether the service would be performed by audit personnel, and if so, whether it will enhance their knowledge of the company’s business and operations.

(e)  Whether the role of those performing the service would be inconsistent with the outside auditor’s role (e.g., a role where neutrality, impartiality, and auditor skepticism are likely to be subverted).

(f)  Whether the audit firm personnel would be assuming a management role or creating a mutual or conflicting interest with management.

(g)  Whether the outside auditors, in effect, would be “auditing their own numbers.”

(h)  Whether the project must be started and completed very quickly.

(i)  Whether the audit firm has unique expertise in the service.

(j)  The size of the fee(s) for the non-audit service(s).

C.    AUDIT PROCESS AND RESULTS

1.  Consider, in consultation with the outside auditor, the audit scope and plan of the internal auditors and the outside auditor.

2.  Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

3.  Consider and review with the outside auditor:

a.  The adequacy of the company’s internal controls including computerized information system controls and security.

b.  Any related significant findings and recommendations of the outside auditor together with management’s responses thereto.

c.  The matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified and supplemented from time to time.

4.  Review and discuss with management and the outside auditor at the completion of the annual examination:

a.  The company’s audited financial statements and related footnotes.

b.  The outside auditor’s audit of the financial statements and their report thereon.

c.  Any significant changes required in the outside auditor’s audit plan.

d.  Any serious difficulties or disputes with management encountered during the course of the audit.

e.  Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

5.  Consider and review with management:

a.  Significant findings during the year and management’s responses thereto.

b.  Any difficulties encountered in the course of the outside auditor’s audits, including any restrictions on the scope of their work or access to required information.

c.  Any changes required in the planned scope of the audit plan.

6.  Inquire of management and the outside auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

7.  Meet with the outside auditor and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

D.    SECURITIES AND EXCHANGE COMMISSION FILINGS

1.  Review filings with the Securities and Exchange Commission and other published documents containing the company’s financial statements.

2.  Review with management and the outside auditor the interim financial reports before they are released to the public or filed with the Securities and Exchange Commission.

3.  Review with management and the outside auditor the draft of the quarterly earnings release and the results of the auditor’s interim or annual review before they are released to the public or filed with the Securities and Exchange Commission or other regulators.

4.  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.

E.    INTERNAL CONTROLS AND LEGAL MATTERS

1.  Review the company’s policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

2.  Review legal and regulatory matters that may have a material impact on the financial statements and review related company compliance policies.

Appendix B

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

2002 STOCK INCENTIVE PLAN

1.  Purposes of the Plan.    The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants, to issue Options in connection with the Spin-Off pursuant to the Employee Benefit Matters Agreement and to promote the success of the Company’s business.

2.  Definitions.    As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)  “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(c)  “Assumed” means that (i) pursuant to a Corporate Transaction defined in Section 2(n)(i), 2(n)(ii) or 2(n)(iii) or a Related Entity Disposition, the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction or Related Entity Disposition or (ii) pursuant to a Corporate Transaction defined in Section 2(n)(iv) or 2(n)(v), the Award is expressly affirmed by the Company. The Award shall not be deemed “Assumed” for purposes of terminating the Award (in the case of a Corporate Transaction) and the termination of the Continuous Service of the Grantee (in the case of a Related Entity Disposition) if pursuant to a Corporate Transaction or a Related Entity Disposition the Award is replaced with a comparable award with respect to shares of capital stock of the successor entity of its Parent. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(d)  “Award” means the grant of an Option, Restricted Stock, or other right or benefit under the Plan.

(e)  “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)  “Board” means the Board of Directors of the Company.

(g)  “Cause” means, with respect to the termination by the Company, a Related Entity, IMPCO or a Subsidiary of IMPCO of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company, such Related Entity, IMPCO or such Subsidiary of IMPCO, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company, a Related Entity, IMPCO or a Subsidiary of IMPCO; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company, a Related Entity, IMPCO or a Subsidiary of IMPCO; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(h)  “Code” means the Internal Revenue Code of 1986, as amended.

(i)  “Committee” means any committee appointed by the Board to administer the Plan.

(j)  “Common Stock” means the common stock of the Company.

(k)  “Company” means Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation.

(l)  “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related

Entity to render consulting or advisory services to the Company, or such Related Entity so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

(m)  “Continuous Service” means that the provision of services to the Company, a Related Entity, IMPCO or a Subsidiary of IMPCO in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, IMPCO, any Subsidiary of IMPCO or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company, a Related Entity, IMPCO or a Subsidiary of IMPCO in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

(n)  “Corporate Transaction” means any of the following transactions:

(i)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

(iii)  the complete liquidation or dissolution of the Company;

(iv)  any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(v)  acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(o)  “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(p)  “Director” means a member of the Board or the board of directors of any Related Entity, IMPCO or a Subsidiary of IMPCO.

(q)  “Disability” means as defined under the long-term disability policy of the Company, IMPCO or Subsidiary of IMPCO or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company, IMPCO or Subsidiary of IMPCO or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(r)  “Employee” means any person, including an Officer or Director, who is in the employ of the Company, any Related Entity, IMPCO or a Subsidiary of IMPCO subject to the control and direction of the

Company, any Related Entity, IMPCO or a Subsidiary of IMPCO as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company, a Related Entity, IMPCO or a Subsidiary of IMPCO shall not be sufficient to constitute “employment” by the Company.

(s)  “Employee Benefit Matters Agreement” means the Employee Benefit Matters Agreement dated July 23, 2002, between IMPCO and the Company.

(t)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)  In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(v)  “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(w)  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(x)  “IMPCO” means IMPCO Technologies, Inc., a Delaware corporation.

(y)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)  “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)  “Officer” means a person who is an officer of the Company, a Related Entity, IMPCO or a Subsidiary of IMPCO within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)  “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)  “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee)  “Plan” means this 2002 Stock Incentive Plan.

(ff)  “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction; and (iii) the effective date of a registration statement on Form 10 under the Exchange Act of any class of securities of the Company.

(gg)  “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(hh)  “Related Entity Disposition” means the sale, distribution or other disposition by the Company or a Parent or a Subsidiary of the Company of all or substantially all of the interests of the Company or a Parent or a Subsidiary of the Company in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company or a Parent or a Subsidiary of the Company.

(ii)  “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(kk)  “Share” means a share of the Common Stock.

(ll)  “Spin-Off” means the distribution by IMPCO to its stockholders of all or any portion of the securities of the Company.

(mm)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(nn)  “Tax Matters Agreement” means the Tax Allocation and Indemnification Agreement dated July 23, 2002, between IMPCO and the Company.

3.  Stock Subject to the Plan.

(a)  Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is three million five hundred thousand (3,500,000) Shares, plus an annual increase to be added on the first day of the Company’s 2004 fiscal year equal to three percent (3%) of the number of Shares outstanding as of such date or a lesser number of Shares determined by the Administrator. Notwithstanding the foregoing, subject to the provisions of Section 10, below, of the number of Shares specified above, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be three million five hundred thousand (3,500,000) Shares, plus an annual increase to be added on the first day of the Company’s 2004 fiscal year equal to the lesser of (x) one million (1,000,000) Shares, (y) three percent (3%) of the number of Shares outstanding as of such date, or (z) a lesser number of Shares determined by the Administrator. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)  Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.  Administration of the Plan

(a)    Plan Administrator.

(i)  Administration With Respect to Directors and Officers.    With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board .

(ii)  Administration With Respect to Consultants and Other Employees.    With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)  Administration With Respect to Covered Employees.    Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors of the Company eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)  Administration Errors.    In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)  Powers of the Administrator.    Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)  to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)  to determine whether and to what extent Awards are granted hereunder;

(iii)  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)  to approve forms of Award Agreements for use under the Plan;

(v)  to determine the terms and conditions of any Award granted hereunder;

(vi)  to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii)  to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)  to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(ix)  to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

5.  Eligibility.    Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.  Terms and Conditions of Awards.

(a)  Type of Awards.    The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of Shares or an Option.

(b)  Designation of Award.    Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)  Conditions of Award.    Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. With respect to any Award intended to qualify as Performance-Based Compensation, the Committee shall certify in writing that any performance criteria have been satisfied to the extent necessary to comply with Section 162(m) of the Code and the regulations thereunder. Notwithstanding the foregoing, Options granted pursuant to the Employee Benefit Matters Agreement shall contain terms that are substantially the same as the terms contained in the IMPCO options to which they relate.

(d)  Acquisitions and Other Transactions.    The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction. In addition, the Administrator may issue Options under the Plan in connection with the Spin-Off, and the terms of such Options, including the exercise price and the number of Shares subject to the Option, shall be determined pursuant to the Employee Benefit Matters Agreement.

(e)  Deferral of Award Payment.    The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)  Separate Programs.    The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)  Individual Option Limit.    The maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company shall be six hundred thousand (600,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options for up to an additional four hundred thousand (400,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

(h)  Early Exercise.    The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)  Term of Award.    The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(j)  Transferability of Awards.    Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards may be transferred by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator.

(k)  Time of Granting Awards.    The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted after the date of such grant.

7.  Award Exercise or Purchase Price, Consideration and Taxes.

(a)  Exercise or Purchase Price.    The exercise or purchase price, if any, for an Award shall be as follows:

(i)  In the case of an Incentive Stock Option:

(A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)  granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)  In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

(iii)  In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)  In the case of other Awards, such price as is determined by the Administrator.

(v)  Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)  Consideration.    Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)   cash;

(ii)  check;

(iii)  delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but with such interest rate that would not result in an accounting compensation charge with respect to the use of a promissory note unless otherwise determined by the Administrator);

(iv)  if the exercise or purchase occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

(v)  with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(vi)  any combination of the foregoing methods of payment.

(c)  Taxes.    No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Subject to the Tax Matters Agreement, upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

8 .  Exercise of Award.

(a)  Procedure for Exercise: Rights as a Stockholder.

(i)  Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)  An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment is received for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Notwithstanding the foregoing, an Option issued pursuant to the Employee Benefit Matters Agreement shall be deemed to be exercised in accordance with the procedures outlined in the Employee Benefit Matters Agreement. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

(b)  Exercise of Award Following Termination of Continuous Service.

(i)  An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)  Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)  Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.  Conditions Upon Issuance of Shares.

(a)  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.  Adjustments Upon Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.  Corporate Transactions/Related Entity Dispositions.

(a)  Termination of Award to Extent Not Assumed.

(i)  Corporate Transaction.     Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(ii)  Related Entity Disposition.    Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, there shall be a deemed termination of Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall not be deemed to terminate as to the portion of any such award that is Assumed.

(b)  Acceleration of Award Upon Corporate Transaction /Related Entity Disposition.    The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Related Entity Disposition or at the time of an actual Corporate Transaction or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Related Entity Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)  Effect of Acceleration on Incentive Stock Options.    The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12.  Effective Date and Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.  Amendment, Suspension or Termination of the Plan.

(a)  The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)  No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)  Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14.  Reservation of Shares.

(a)  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.  No Effect on Terms of Employment/Consulting Relationship.    The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or IMPCO to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16.  No Effect on Retirement and Other Benefit Plans.    Except as specifically provided in a retirement or other benefit plan of the Company, a Related Entity, IMPCO, or a Subsidiary of IMPCO, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company, a Related Entity, IMPCO, or a Subsidiary of IMPCO, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.  Stockholder Approval.    The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18.  Effect of Section 162(m) of the Code.    Following the Registration Date, the Plan, and all Awards issued thereunder, are intended to be exempt from the application the stockholder approval requirements of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f)(4)(iii), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of the stockholder approval requirements of Section 162(m) of the Code compensation paid pursuant to a plan of a subsidiary of a public company that becomes publicly held. Under Treasury Regulation Section 1.162-27(f)(4)(iii), and in the event of a Registration Date, this exemption is available to the Plan for the duration of the period that lasts until the first regularly scheduled meeting of the stockholders of the Company that occurs more than 12 months after the Registration Date. The Committee may, without stockholder approval, amend the Plan retroactively and/or prospectively to the extent it determines such amendment is necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

PROXY

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
ANNUAL MEETING OF STOCKHOLDERS—NOVEMBER 21, 2002

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Alan P. Niedzwiecki and W. Brian Olson, and each of them, with full power of substitution as proxies and agents, in the name of the undersigned, to attend the Annual Meeting of Stockholders of Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation, to be held at 17872 Cartwright Road, Irvine, California 92614 on Thursday, November 21, 2002 at 1:30 p.m. local time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.    ELECTION OF DIRECTORS

Director Nominee:    Brian A. Runkel (term to expire at annual stockholders’ meeting in 2006 fiscal year)

☐	FOR the nominee.

☐	WITHHOLD AUTHORITY to vote for the nominee.

2.    PROPOSAL TO APPROVE AND ADOPT THE QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC. 2002 STOCK INCENTIVE PLAN.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.    PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP as the Company’s independent accountants for the Company’s current fiscal year.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.    In their discretion, the proxy agents named above are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR THE BOARD AND FOR THE BOARD PROPOSALS 2 AND 3.

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If signing in the name of a corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory. Receipt of the Notice of Annual Meeting of Stockholders, Annual Report for the year ended April 30, 2002 and Proxy Statement dated October 24, 2002, is hereby acknowledged by the undersigned.

Dated:                                          , 2002

Signature

Name, typed or printed

Tax identification or social security number

Signature

Name, typed or printed

Tax identification or social security number